Summary Prospectus

Royce Small-Cap Fund

(formerly Royce Pennsylvania Mutual Fund) | July 15, 2024

RYPCX Consultant Class Symbol | RPMRX R Class Symbol

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2024. Each document contains more information about the Fund and its risks and is incorporated by reference (is legally considered part of this Summary Prospectus). The Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund are available online at www.royceinvest.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 841-1180, sending an e-mail request at www.royceinvest.com/contact, or by contacting your financial intermediary.

royceinvest.com

Summary Prospectus | July 15, 2024

Royce Small-Cap Fund

(formerly Royce Pennsylvania Mutual Fund)

RYPCX Consultant Class Symbol

Investment Goal

Royce Small-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
CONSULTANT CLASS
Maximum sales charge (load) imposed on purchases	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or redemption, whichever is less)	1.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) Management fees	0.76%
Distribution and/or service (12b-1) fees	1.00%
Other expenses	0.18%
Total annual Fund operating expenses	1.94%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

CONSULTANT CLASS
1 Year	$197
3 Years	$609
5 Years	$1,047
10 Years	$2,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Royce Small-Cap Fund

(formerly Royce Pennsylvania Mutual Fund)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

The Fund uses multiple investment disciplines in an effort to provide exposure to approaches that have historically performed well in different market environments. These disciplines include “High Quality,” which looks for companies that have high returns on invested capital and that Royce believes have significant competitive advantages; “Emerging Quality,” which seeks companies that are newer in their lifecycle but that Royce believes can become High Quality in the future; “Traditional Value,” which looks for companies trading at prices below Royce’s estimate of their current worth; and “Quality Value,” which seeks companies with attractive profit margins, strong free cash flows, and lower leverage that also trade at what Royce believes are attractive valuations. The Fund’s portfolio managers generally focus on one of these approaches in managing segments of the Fund’s assets, while the Lead Portfolio Manager collaborates with the managers across all segments.

The Fund invests at least 80% of its net assets in equity securities of such small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Small-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, and economic conditions, trends, or events, governmental or central bank actions or interventions, changes in investor sentiment, armed conflicts, economic sanctions and countermeasures in response to sanctions, market disruptions caused by trade disputes or other factors, political developments, major cybersecurity events and acts of terrorism, the global and domestic effects of a pandemic or epidemic, contagion effects on the finance sector and the overall economy from banking industry instability, and other factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and economic, financial, or political events in one country or region could have profound impacts on global economies or markets. Armed conflicts in Europe and the Middle East, as well as any recent banking industry instability, may adversely affect global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small- and micro-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2023, the Fund invested a significant portion of its assets in companies from the Industrials sector. These companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may

2 | The Royce Fund Summary Prospectus 2024

Royce Small-Cap Fund (formerly Royce Pennsylvania Mutual Fund) (concluded)

have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years. The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index.

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 26.86% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -30.52% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www. royceinvest.com or by calling Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/23 (%)

	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	25.39	11.94	6.92
Return After Taxes on Distributions	24.08	9.76	3.90
Return After Taxes on Distributions and Sale of Fund Shares	15.94	9.30	4.75
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	16.93	9.97	7.16

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Charles M. Royce is the Fund’s lead portfolio manager. Portfolio Managers Jay S. Kaplan, Lauren A. Romeo, Steven G. McBoyle, Miles Lewis, and Andrew S. Palen manage the Fund with him. They are assisted by James P. Stoeffel. Mr. Royce has been portfolio manager since 1972. Mr. Kaplan and Ms. Romeo became portfolio managers in 2016 and were previously assistant portfolio managers from 2003 and 2006, respectively, through 2015. Mr. McBoyle became portfolio manager in 2019. Mr. Lewis became portfolio manager on February 1, 2021. Mr. Palen became portfolio manager on May 1, 2021 and was previously assistant portfolio manager from 2018. Mr. Stoeffel became assistant portfolio manager in 2017. Effective September 30, 2024, Mr. Royce will no longer serve as a portfolio manager of the Fund. Portfolio Managers Jay S. Kaplan, Lauren A. Romeo, Steven G. McBoyle, Miles Lewis, and Andrew S. Palen will continue to manage the Fund as of such date. In addition, Francis D. Gannon, a Royce Co-Chief Investment Officer, will monitor and, from time to time, adjust allocations across various segments of the Fund's portfolio.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

Consultant Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and its related companies may pay such intermediary for the sale of Fund, shareholder services, or other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2024 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.royceinvest.com/literature and by phone.

Statement of Additional Information (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 841-1180

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 841-1180 | www.royceinvest.com

PMF-CR-0724